STARBOARD INVESTMENT TRUST

Alpha Risk Hedged Dividend Equity Fund

Important Notice Regarding Change in Investment Policy

Supplement to the Prospectus, Summary Prospectus, and
Statement of Additional Information

September 5, 2017
This supplement to the Prospectus, Summary Prospectus, and Statement of Additional Information dated April 21, 2017 for the Alpha Risk Hedged Dividend Equity Fund (the "Fund"), a series of the Starboard Investment Trust (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
This supplement corrects important information for shareholders about matters approved by the Board of Trustees (the "Board") of the Trust affecting the Fund. Specifically, the Board has approved changes to the Fund's investment policy and the Fund's name.
Effective September 13, 2017, the following changes will become effective:
1) The Fund's name will become "Alpha Risk Tactical Rotation Fund."
2) The Fund's "Principal Investment Strategies" will be revised to read as follows:
The Fund's investment advisor, ARS Investment Management, LLC, seeks to achieve the Fund's investment objective of total return by investing in no-load, institutional, mutual, exchange-traded, and/or closed end funds that are registered under the Investment Company Act of 1940 (the "1940 Act") ("Portfolio Funds") or by making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers (third party strategists whose advice the Advisor has discretion to implement) or other third-party research providers.  The Fund will utilize sector rotation strategies that attempt to capitalize on changes in business cycle. Business cycle refers to the regular alternation between periods of expansion and contraction that occur in an industry or economy. The investments of the Fund and Portfolio Funds will be comprised of exchange-traded funds ("ETFs") and/ or equity securities (common stock, preferred stock, convertible preferred stock, convertible bonds, and warrants) and fixed income securities (bonds, corporate debt securities, convertible securities, and government securities).
Under normal market circumstances, at least 80% of the Fund's net assets, plus borrowings for investment purposes, will be invested in dividend paying equity securities or Portfolio Funds that invest in dividend paying equity securities. Effective November 5, 2017, under normal market circumstances, at least 80% of the Fund's net assets, plus borrowings for investment purposes, will be invested in equity securities or Portfolio Funds that invest in equity securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy.

The Fund will utilize sector rotation strategies based on its quantitative asset allocation model that attempt to capitalize on changes in the business cycle. The Fund and Portfolio Funds will not be limited in their investments by market capitalization or sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.  The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any in default, and unrated bonds. The Portfolio Funds in which the Fund invests may have an investment objective similar to the Fund's or will otherwise hold permitted investments under the Fund's investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor determines the tactical allocation of the Fund's assets based on asset risk and return profiles derived from a combination of fundamental, quantitative and macroeconomic inputs. The Advisor will sell a Portfolio Fund based on the Fund's quantitative asset allocation models or if the Fund's portfolio needs to be rebalanced.  The Advisor also may sell a Portfolio Fund if there has been a change in management or unexplained deviation in strategy.  Decisions by the Advisor to sell other portfolio securities will be based upon the research, recommendations, and trading signals received from investment model managers, or may be based upon a decision by the Advisor to no longer utilize a particular investment model manager due to the Advisor's assessment of the integrity of the research.  As a result of the Fund's tactical strategy, it may engage in active and frequent trading and have a relatively high level of portfolio turnover compared to other mutual funds. Portfolio turnover will not be a limiting factor in making investment decisions.
The Advisor may use derivative investments to hedge the Fund's and Portfolio Funds' investments in equity securities, based on the Advisor's views of market conditions.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Fund to various risks.  To the extent that the Fund invests in options, futures contracts, and swaps, it will segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss.  In addition, the Portfolio Funds may invest in derivative instruments (principally consisting of options, futures contracts, swaps, and short sales), including those that derive their value from commodities, currencies, and real estate, and utilize leverage to acquire their underlying investments.

Effective November 5, 2017, the following change will become effective:
1) The Fund's 80% investment policy will be revised to read as follows:
Under normal circumstances, at least 80% of the Fund's net assets, plus borrowings for investment purposes, will be invested in equity securities or Portfolio Funds that invest in equity securities.

Shareholders may direct any questions about their account to the Fund at 1-800-773-3863.

Investors Should Retain This Supplement for Future Reference